                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement     [ ]     Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                TALX CORPORATION

                (Name of Registrant as Specified In Its Charter)

            ___________________________N/A__________________________

     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)      Title of each class of securities to which transaction applies:
            ________________________________________________________

        2)      Aggregate number of securities to which transaction applies:
            ________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ________________________________________________________

        4)      Proposed maximum aggregate value of transaction:
            ________________________________________________________

        5)      Total fee paid:
            ________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)      Amount Previously Paid:
            ________________________________________________________

        2)      Form, Schedule or Registration Statement No.:
            ________________________________________________________

        3)      Filing Party:
            ________________________________________________________

        4)      Date Filed:

                                     [LOGO]

                         NOTICE OF THE ANNUAL MEETING OF
                               THE SHAREHOLDERS OF
                                TALX CORPORATION

                                                             St. Louis, Missouri
                                                                    July 17,2000

TO THE SHAREHOLDERS OF
TALX CORPORATION


        The Annual Meeting of the Shareholders of TALX Corporation will be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri 63141 on September 7, 2000. The meeting will begin at 2:00 p.m., St. Louis time. Only holders of record, of the Company's Common Stock at the close of business on July 7, 2000, will be entitled to vote, for the following purposes:

                1.      To elect two directors;

                2. To approve amendments to the Company's Amended and Restated 1994 Stock Option Plan, including an increase in the number of authorized shares issuable thereunder from 930,000 to 1,680,000;

                3. To approve amendments to the Company's 1996 Employee Stock Purchase Plan, including an increase in the number of authorized shares issuable thereunder from 200,000 to 500,000;

                4. To ratify the appointment of KPMG LLP as the independent auditor of the Company for the 2001 fiscal year;

                5. To transact such other and further business, if any, as properly may be brought the meeting or any adjournment or postponement thereof.

                                        TALX CORPORATION



                                             /s/ William W. Canfield
                                        By:  William W. Canfield
                                             Chairman of the Board, President
                                             and Chief Executive Officer

/s/ Craig N. Cohen
Craig N. Cohen
Secretary

         EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE, AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                     [LOGO]

                                TALX CORPORATION
                  1850 BORMAN COURT, ST. LOUIS, MISSOURI 63146

                                 PROXY STATEMENT

                                     FOR THE
                       ANNUAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD SEPTEMBER 7, 2000

       -------------------------------------------------------------------

                This proxy statement is furnished to the holders of Common Stock of TALX Corporation (the "Company" or "TALX") in connection with the solicitation of proxies for use in connection with the Annual Meeting of the Shareholders to be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri 63141 on September 7, 2000 at 2:00 p.m. St. Louis time, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareholders. Such holders are hereinafter referred to as the "Shareholders." The Company is first mailing this proxy statement and the enclosed form of proxy to Shareholders on or about July 17, 2000.

                Whether or not you expect to be present in person at the meeting, you are requested to complete, sign, date, and return the enclosed form of proxy, and the shares represented thereby will be voted in accordance with your instructions. If you attend the meeting, you may vote by ballot. If you do not attend the meeting, your shares of Common Stock can be voted only when represented by a properly executed proxy.

                Any person giving such a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                The close of business on July 7, 2000 has been fixed as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting of the Shareholders. As of the record date, 5,635,096 shares of Common Stock were outstanding and entitled to be voted at such meeting, with 98 holders of record. Shareholders will be entitled to cast one vote on all matters for each share of Common Stock held of record on the record date.

                A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2000 accompanies this proxy statement.

                The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will be by mail and the expense thereof will be paid by the Company. In addition, proxies may be solicited by telephone, fax or other means, or personal interview, by directors, officers or regular employees of the Company.

COMMON STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND OFFICERS

        The following table sets forth information regarding the amount of the outstanding Common Stock as of June 1, 2000 beneficially owned by each director and nominee, the Chief Executive Officer and the two other most highly compensated executive officers of the Company in fiscal year 2000 (each a "Named Executive") and all of the directors and executive officers of the Company as a group:

                                                        NUMBER OF SHARES          PERCENT OF COMMON
NAME OF BENEFICIAL OWNER                                BENEFICIALLY OWNED        STOCK OUTSTANDING(1)
------------------------                                ------------------        --------------------
William W. Canfield                                          606,475   (2)                       10.6%
Craig N. Cohen                                                31,820   (3)                           *
Richard F. Ford                                               15,500   (4)                           *
Craig E. LaBarge                                               6,000   (5)                           *
Michael E. Smith                                              35,093   (6)                           *
Eugene M. Toombs                                             215,489   (7)                        3.6%
M. Steve Yoakum                                                5,000   (8)                           *
All directors and executive officers as a group              915,377   (9)                       16.0%
(7 persons)

------------
* Represents beneficial ownership of less than one percent.


(1) Percentages are determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) Includes 31,542 shares owned by Mr. Canfield's spouse and 45,000 shares that Mr. Canfield may acquire upon exercise of options within 60 days after June 1, 2000.

(3) Includes 13,928 shares that Mr. Cohen may acquire upon exercise of options within 60 days June 1, 2000.


(4) Includes 4,000 shares owned by Mr. Ford's spouse and 4,500 shares that Gateway Venture Partners II, L.P., the manager of which is Gateway Associates, of which Mr. Ford is the managing general partner, may acquire upon exercise of options within 60 days after June 1, 2000.

(5) Includes 4,500 shares that Mr. LaBarge may acquire upon the exercise of options within 60 days after June 1, 2000.

(6) Includes 23,327 shares that Mr. Smith may acquire upon the exercise of options within 60 days after June 1, 2000.

(7) Includes 195,354 shares owned by MiTek, Inc. of which Mr. Toombs is President and Chief Executive Officer and a director and 4,500 shares that Mr. Toombs may acquire upon the exercise of options within 60 days after June 1, 2000.

(8) Includes 4,500 shares that Mr. Yoakum may acquire upon the exercise of options within 60 days after June 1, 2000.

(9) Includes 100,255 shares that may be acquired upon exercise of options within 60 days after June 1, 2000.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information with respect to each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of June 1, 2000:

                                                        AMOUNT AND NATURE OF    PERCENT
        NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP    OF CLASS(1)
        ------------------------------------            --------------------    -----------
William W. Canfield(2)                                          606,475            10.6%
Merrill Lynch Asset Management(3)                               418,250             7.6%

--------------------
(1) Percentages are determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Mr. Canfield's address is c/o TALX Corporation, 1850 Borman Court, St. Louis, MO 63146. Includes 31,542 shares owned by Mr. Canfield's spouse and 45,000 shares which Mr. Canfield may acquire upon exercise of options within 60 days after June 1, 2000.

(3) Based upon Schedule 13F filed effective March 31, 2000. The address of Merrill Lynch Asset Management is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Directors, executive officers, and greater than 10 percent beneficial shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

                Based solely on the Company's review of the copies of such forms it has received, or written representations from certain reporting persons that no Forms 5 were required for these persons, the Company believes that all its directors, executive officers and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during its fiscal year ended March 31, 2000.

                            I. ELECTION OF DIRECTORS

NOMINEES AND CONTINUING DIRECTORS

                The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. At the Annual Meeting, two directors of the Company are to be elected for terms expiring at the Annual Meeting in 2003, or until their respective successors have been elected and have qualified. Certain information with respect to the nominees for election as director proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting is set forth below. Each nominee and director has served in his principal occupation for the last five fiscal years, unless otherwise indicated. Should one or both of the nominees be unable or unwilling to serve (which is not expected), the proxies (except proxies marked to the contrary) will be voted for such other person or persons as the Board of Directors of the Company may recommend.


                                                                                        SERVED AS
                NAME, AGE, PRINCIPAL OCCUPATION OR POSITION, OTHER DIRECTORSHIPS        DIRECTOR
                                                                                        SINCE

TO BE ELECTED FOR TERM ENDING IN 2003:

Eugene M. Toombs, 58                                                                    1994

        Mr. Toombs is President and Chief Executive Officer and a director of MiTek, Inc. ("MiTek"), which is an international building components corporation with operations in nineteen countries around the world. Mr.
        Toombs has held the position of Chief Executive Officer since January
        1, 1993. Prior to that, Mr. Toombs was President and Chief Operating
        Officer since 1991 and a Corporate Vice President from 1989 when he joined MiTek. Other professional services includes five years with Sonoco Products Co. as a Vice President and President of a joint-venture company and thirteen years at Boise Cascade Corporation where he held a variety of general management positions, including the presidency of a joint-venture company. Mr. Toombs holds a Bachelor of Science Degree from Fairleigh Dickinson University and an Executive
        Education Degree from Harvard Business School.

M. Stephen Yoakum, 47                                                                   1991

        Mr. Yoakum is the Chief Operating Officer and a director of Rockwood
        Capital Advisors, L.L.C., a fixed income investment management firm managing tax exempt assets, a position held since April 1997. From 1994 through March 1997, he was Executive Director of The Public School
        Retirement System of Missouri. Prior to his role at Public School, Mr.
        Yoakum held the position of Executive Director of the Missouri State
        Employee's Retirement System ("MOSERS") from 1987 to 1994.
        Additionally, Mr. Yoakum served two years as Executive Director of the Joint Committee on Public Employee Retirement Systems ("JCPERS") and eight years as Assistant Executive Director of the Missouri Local
        Government Employees' Retirement System. Mr. Yoakum holds a Bachelor of
        Science degree in Public Administration from the University of Missouri
        - Columbia.

                                                                                        SERVED AS
                NAME, AGE, PRINCIPAL OCCUPATION OR POSITION, OTHER DIRECTORSHIPS        DIRECTOR
                                                                                        SINCE

TO CONTINUE IN OFFICE UNTIL 2002:

William W. Canfield, 61                                                                 1986

        Mr. Canfield has been President and Chief Executive Officer and a director of the Company since 1986 and has been Chairman of the Board of Directors since 1988. He had earlier become Chairman of the Board of EKI, Incorporated ("EKI"), which was acquired by the Company in fiscal
        1994. For approximately 10 years, Mr. Canfield was President of Intech
        Group Inc. ("Intech Group"), until its acquisition by the Company in 1996, and from 1985 through 1989, Mr. Canfield was Chairman, and a principal shareholder of Noetic Technologies Corp., an engineering software company which was purchased by MacNeal-Schwendler Corporation in 1989. Prior to that, Mr. Canfield was one of two founders of Financial Data Systems, Inc. which was started in 1968. In 1980, the company, which provided services and turnkey systems to savings banks, was purchased by Citicorp. Mr. Canfield is a director of Jefferson
        Savings Bancorp, Inc. Mr. Canfield holds a Bachelor of Science degree in Electrical Engineering from Purdue University and an M.B.A. degree from Washington University.

Richard F. Ford, 64                                                                     1987

        Mr. Ford is Managing General Partner of Gateway Associates L.P., a venture capital management firm he formed in 1984. From 1976-1983, he was President and Chief Operating Officer of Centerre Bancorporation (a regional bank holding company later acquired by Boatmen's Bancshares, Inc., which in turn was acquired by NationsBank Corporation, which in turn was acquired by Bank of America). He joined the lead bank of Centerre Bancorporation in 1971 as Vice President of Corporate Lending before becoming President. Mr. Ford has served as Chairman of the American Bankers Association Commercial Lending Division and is a director of CompuCom Systems, Inc., D&K Healthcare Resources, Inc. and
        Stifel Financial Corp. Mr. Ford holds a Bachelor of Arts degree in
        Economics from Princeton University.

TO CONTINUE IN OFFICE UNTIL 2001:

Craig E. LaBarge, 49                                                                    1994

        Mr. LaBarge is Chief Executive Officer and President and a director of LaBarge, Inc., a publicly held company which is listed on the American
        Stock Exchange. LaBarge, Inc. is engaged in the contract engineering and manufacture of sophisticated electronic systems and devices and complex interconnect systems. Mr. LaBarge has held the position of Chief Executive Officer and President since 1991. Prior to that, Mr.
        LaBarge held the position of Chief Operating Officer and President from 1986-1991 and President of the Electronics Division from 1979-1986. Mr.
        LaBarge is a director of Young Innovations, Inc. Mr. LaBarge holds a Bachelor of Science degree from St. Louis University.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

                The Board of Directors met four times during fiscal 2000. Each incumbent director attended at least 75% of the meetings of the Board and committees on which he served during 2000.

                The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating or similar committee. The Audit Committee, of which Messrs. Canfield, LaBarge (Chairman) and Yoakum are members, met three times in the past fiscal year. This committee is responsible for recommending a public accounting firm to be retained for the coming year and reviews the work to be done by such firm and the adequacy of the Company's internal controls. Effective May 10, 2000, Mr. Ford replaced Mr. Canfield as a member of the Audit Committee, so that the composition of the committee is believed to conform to new independence rules promulgated by the SEC and Nasdaq.

        The Compensation Committee, of which Messrs. Canfield, Ford and Toombs (Chairman) are members, establishes and oversees the compensation policies of the Company and determines executive compensation. The committee held four meetings in the past fiscal year. See "Compensation Committee Report on Executive Compensation."

DIRECTOR COMPENSATION

                The Company pays each director a $2,000 fee for each Board meeting attended and a $250 fee for each Committee meeting attended, plus expenses. Officers of the Company do not receive any additional compensation for serving the Company as members of the Board of Directors or any of its Committees.

                Pursuant to the Company's Outside Directors' Stock Option Plan (the "Outside Directors' Plan"), adopted in July 1996, each non-employee director receives on April 1 of each year an option to purchase 1,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the grant date. The options have a term of six years and become exercisable one year after date of grant, provided, that no option may be exercised at any time unless the participant is then an outside director and has been so continuously since the granting of the option (except as described below), and provided further that upon a Change in Control (as defined in the Outside Directors' Plan), the options will become immediately exercisable. Unexercised options will expire upon the termination of a participant's service as a director of the Company, unless such termination was by reason of death or disability or subsequent to a Change in Control, in which case the personal representative of the participant may exercise any or all of the participant's unexercised unexpired options (provided such exercise occurs within 12 months of the date of the participants' death or termination) or, in the case of a Change in Control, the participant may exercise any or all of the participant's unexercised unexpired options but not after the term of such options. A total of 80,000 shares of Common Stock have been authorized for issuance under the Outside Directors' Plan and 6,000 options were issued pursuant to the Plan on each of April 1, 1998, 1999 and 2000. A total of 24,000 options have been issued. Unless earlier terminated by the Board of Directors, the Plan will terminate on July 15, 2006.

EXECUTIVE OFFICERS

        Name                            Age                     Position
        ----                                                    --------
William W. Canfield.................    61      Chairman, President and Chief Executive Officer
Craig N. Cohen......................    41      Vice President - Application Services and Software,
                                                Chief Financial  Officer and Secretary
Michael E. Smith....................    57      Vice President

                William A. Canfield, Chairman, President and Chief Executive Officer. For more information about Mr. Canfield, please see the appropriate description above under the above caption "Nominees and Continuing Directors."

                Craig N. Cohen, Vice-President - Application Services and Software, Chief Financial Officer and Secretary. Mr. Cohen has been Chief Financial Officer of the Company since 1994, Secretary since 1996 and Vice President - Application Services and Software since May 1999. Prior to that, Mr. Cohen spent twelve years with KPMG LLP in a variety of positions, most recently as a Senior Manager in the Audit Department. Mr. Cohen also managed the information systems consulting practice of KPMG LLP's St. Louis office. Mr. Cohen holds a Bachelor of Science in Accountancy and a Masters of Accountancy from the University of Missouri - Columbia.

        Michael E. Smith, Vice President. Mr. Smith has been Vice President of Business Development of the Company since 1994. His primary responsibility is managing the Company's relationships with its strategic marketing alliances. Previously, from 1989 to 1994, Mr. Smith had product responsibility for the Company's minicomputer-based voice response system. Before joining the Company, Mr. Smith served six years with Monsanto Company's MIS Systems corporate department and two years with the Digital Systems Group at General

Motors' AC Electronics. Mr. Smith holds a Bachelor of Science degree in Mathematics from Southeast Missouri State University.


EXECUTIVE COMPENSATION

                Compensation Summary. The following table sets forth certain summary information for the fiscal years ended March 31, 2000, 1999 and 1998 concerning the compensation paid and awarded to each of the Named Executives during such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM
                                                         ANNUAL COMPENSATION                     COMPENSATION
                                          ---------------------------------------------------    ------------
                                                                                  OTHER ANNUAL     SECURITIES      ALL OTHER
                NAME AND                                                          COMPENSATION     UNDERLYING     COMPENSATION
           PRINCIPAL POSITION              YEAR     SALARY($)     BONUS($)(1)        ($)(2)        OPTIONS(#)        ($)(3)
           ------------------              ----     ---------     -----------        ------        ----------        ------

William W. Canfield.....................   2000      $257,000      $156,000            - -           25,000         $40,432
Chairman, President and Chief Executive    1999       234,038         - -              - -          100,000          32,151
Officer                                    1998       220,833         - -              - -             - -           30,716

Craig N. Cohen..........................   2000      $145,000       $72,500            - -           15,000          $2,933
Vice President - Application Services      1999       109,419         1,200            - -           20,000           2,212
and Software, Chief Financial Officer      1998        97,667         2,280            - -            2,500           2,086
and Secretary

Michael E. Smith........................   2000      $113,000       $28,476            - -            4,000          $2,434
Vice President                             1999       110,763        10,554            - -           10,000           2,426
                                           1998       104,083         - -              - -            2,500           2,212

--------------------------
(1) Includes bonuses earned in the reported year, which were paid in the following year. The payment of bonuses is at the discretion of the Compensation Committee of the Board of Directors.

(2) The Company has not included in the Summary Compensation Table the value of incidental personal perquisites furnished by the Company to the Named Executives, since such value did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for any of such Named Executives.

(3) For 2000, represents contributions made by the Company on behalf of the Named Executives under the Company's 401(k) Plan and $35,276 for Mr. Canfield's premiums paid by the Company on his life insurance policies.

        Stock Option Awards. The following table presents certain information concerning stock options granted during fiscal 2000 to each of the Named Executives. The exercise price for all of the grants of stock options was the fair market value of the Common Stock on the dates of grant as determined by the Compensation Committee of the Board of Directors, except in the case of Mr. Canfield, for whom the exercise price was 110% of the fair market value, in accordance with the terms of the Option Plan for 10% shareholders.


                                          OPTION GRANTS IN LAST FISCAL YEAR
                                                INDIVIDUAL GRANTS (1)
                              --------------------------------------------------------

                                NUMBER OF       % OF TOTAL                                   POTENTIAL REALIZABLE $
                                 SHARES          OPTIONS                                    VALUE AT ASSUMED ANNUAL
                               UNDERLYING      GRANTED TO      EXERCISE                      RATES OF STOCK PRICE
                                 OPTIONS      EMPLOYEES IN      PRICE       EXPIRATION         APPRECIATION FOR
                                 GRANTED      FISCAL YEAR       ($/SH)         DATE             OPTION TERM (2)
                               ----------     ------------     -------      ----------       ----------------------
            Name                                                                               5%            10%
            ----                                                                               --            ---
William W. Canfield              25,000          14.1%             8.52        5/14/09       $102,598      $289,538
Craig N. Cohen                   15,000           8.5%             7.75        5/14/09         73,109      185,273
Michael E. Smith                  4,000           2.3%             7.75        5/14/09         19,496       49,406

-----------------
(1) Represents incentive stock options granted pursuant to the Company's 1994 Stock Option Plan. For a description of certain terms of such stock options, see "-Benefit Plans-1994 Stock Option Plan" below.

(2) As required by the rules of the SEC, potential values are stated based on the prescribed assumptions that Common Stock will appreciate in value from the date of grant to the end of the option term at the indicated rates (compounded annually) and therefore are not intended to forecast possible future appreciation, if any, in the price of Common Stock.

                The following table sets forth, for the Named Executives, the number of shares for which stock options were exercised in fiscal 2000, the realized value or spread (the difference between the exercise price and market value on the date of exercise) and the number and unrealized spread of the unexercised options held by each at fiscal year end.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                           NUMBER OF                    NUMBER OF SHARES                 VALUE OF UNEXERCISED
                            SHARES                    UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                           ACQUIRED     VALUE       OPTIONS AT FISCAL YEAR END           AT FISCAL YEAR-END (2)
                             ON       REALIZED   --------------------------------    ---------------------------------
NAME                       EXERCISE     $(1)     EXERCISABLE UNEXERCISABLE  TOTAL    EXERCISABLE UNEXERCISABLE   TOTAL
----                       --------     ----     ----------- -------------  -----    ----------- -------------   -----

William W. Canfield              -         -         45,000     80,000      125,000  $ 592,400   $ 1,019,600     $ 1,612,000
Craig N. Cohen              18,570     $144,453      13,928     27,857       41,785    178,886       346,284         525,170
Michael E. Smith             5,713       30,280      23,327     10,886       34,213    336,827       143,227         480,054

-----------------
(1) Reflects the difference between the exercise price and the market price on the date of exercise.

(2) Reflects the difference between the exercise price and $19.00 per share, which was the closing price of the Common Stock on March 31, 2000.

BENEFIT PLANS

                1994 Stock Option Plan. On August 31, 1994, the Company adopted an incentive stock option plan which was amended and restated in July 1996 and further amended in September 1998 (the "1994 Stock Option Plan"). Under the 1994 Stock Option Plan, the Board of Directors may from time to time grant options to purchase up to 930,000 shares of Common Stock to certain key employees, who will be designated by a committee selected to administer the Plan; 90,268 shares are available for future grants. As discussed under Proposal II, the Company is proposing that shareholders approve an amendment to increase the number of shares of Common Stock issuable under the Plan and effect certain other amendments to the Plan. The purchase price of stock options will not be less than fair market value (110% of fair market value in the case of 10% shareholders), in the case of incentive stock options, or as determined by the committee in the case of non-qualified stock options. The purchase price may be paid in cash or, in the discretion of the committee, shares of Common Stock. Option terms will not be more than ten years (five years in the case of incentive stock options awarded to 10% shareholders). Options vest ratably over five years from the date of grant; provided, that except in the case of death, disability or termination of employment, no option may be exercised at any time unless the optionee is then an employee or an officer or director of the Company or a subsidiary and has been so continuously since the granting of the option. Notwithstanding the foregoing limitations, in the event of a Change in Control (as defined in the 1994 Stock Option Plan), options will become immediately exercisable and remain exercisable during the term thereof, notwithstanding a subsequent termination within twelve months of the date of the Change in Control. Unless earlier terminated by the Board, the 1994 Stock Option Plan will terminate on July 15, 2006.

                1996 Employee Stock Purchase Plan. In July 1996, the Company established the 1996 Employee Stock Purchase Plan which was amended in September 1998 (the "1996 Employee Stock Purchase Plan" or "ESPP"), to provide employees of the Company with an opportunity to purchase Common Stock through payroll deductions through periodic offerings to be made during the period from January 1, 1997 to December 31, 2001. A total of 200,000 shares of Common Stock were reserved for issuance under the ESPP, and 147,249 shares of such shares have been issued under the ESPP. As discussed under Proposal III, the Company is proposing that shareholders approve an amendment to increase the number of shares of Common Stock issuable under the Plan and effect certain other amendments to the Plan. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code.

                The Company will make one or more periodic offerings, each offering to last three months, provided that a committee of the Board of Directors will have the power to change the duration without shareholder approval, to participating employees to purchase stock under the ESPP. Employees will participate in the ESPP through authorized payroll deductions, which may not exceed 15% of the compensation such employee receives during each offering period, but not more than $25,000 in value of stock per year. Amounts withheld from payroll are applied at the end of each offering period to purchase shares of Common Stock. Participants may withdraw their contributions at any time before stock is purchased, and in the event of withdrawal such contributions will be returned to the participants without interest. The purchase price of the Common Stock is equal to 85% of the lower of (i) the market price of Common Stock at the beginning of the applicable offering period or (ii) the market price of Common Stock at the end of each offering period. All expenses incurred in connection with the implementation and administration of the ESPP will be paid by the Company.

                In addition, the Company has established a stock option plan for its outside directors. See "-- Director Compensation" above.

EMPLOYMENT AGREEMENTS

                In September 1996, the Company entered into employment agreements with William W. Canfield (36 months; $290,000 per year), Craig N. Cohen (12 months; $160,000 per year) and Michael E. Smith (12 months; $120,000 per year). The term of each agreement as well as each individual's current annual base salary is as noted in parenthesis next to each individual's name. Additionally, each employment agreement will automatically be extended annually for an additional one-year period unless prior written notice is delivered to the employee or the Company by the other 90 days prior to the anniversary date of such employment agreement. Such employees are also eligible for a performance bonus based on a formula recommended by a committee of the Board of Directors and approved by the Board of Directors. Each employment agreement contains confidentiality provisions that extend indefinitely after termination of employment as well as non-solicitation and non-competition provisions that extend for one year after termination of employment.

                If the employment agreement is terminated by the Company without "cause" (as defined in the agreement, but including, without limitation, breach by the employee of the employment agreement) or by the employee for "good reason" (as defined in the agreement, but including, without limitation, breach of the employment agreement by the Company, the reduction of salary, benefits or other perquisites provided to employee under the agreement and failure by the Company to agree to an extension of such employee's employment agreement), the Company would be obligated to pay the employee his annual base salary plus a bonus (based on their estimated bonus for the year of termination) over the period (the "Continuation Period") which is equal to the original term of his agreement and which period commences on the date of early termination of such employee, and such amount shall be payable ratably over such Continuation Period, as well as to continue his employee benefits over such Continuation Period; however, if his employment agreement is terminated otherwise, the employee is only entitled to be paid through the date of his early termination.

                Further, if within 12 months of a "Change of Control" of the Company the employee, under certain circumstances, is terminated or resigns, (a) in the case of Mr. Canfield, he will be entitled to (i) a lump-sum cash payment equal to $1 less than three times an amount equal to the average annual compensation received by Mr. Canfield from the Company reported on his Form W-2 for the five calendar years preceding the calendar year of the Change of Control and (ii) the continuation of certain health insurance benefits for a three-year period and (b) in the case of Mr. Smith and Mr. Cohen, each will be entitled to
(i) a lump-sum cash payment equal to 100% of their respective annual base salaries plus, (ii) a lump sum cash payment equal to their anticipated annual bonus (based on their estimated bonus for the year of termination), (iii) the continuation of certain health insurance and other employee benefits for a one-year period and (iv) payment for certain outplacement services. Additionally, the Company has agreed to make certain "gross-up" payments in the event any excise taxes are imposed pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended or replaced, related to the employment agreements.

                The term "Change of Control" shall mean (i) a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date of the agreement, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, or any comparable successor provisions. Without limiting the foregoing, a "Change of Control" shall also include, without limitation, (i) the purchase or other acquisition by any person or group of beneficial ownership of 25% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote in the election of directors, (ii) when individuals who, as of the date of the employment agreement, constitute the Board of Directors of the Company cease for any reason to constitute at least two-thirds of the Board of Directors, provided that generally persons who are approved by the incumbent Board will be deemed a member thereof, and (iii) approval by the shareholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company. The employment agreements contain an arbitration provision.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors, which is comprised of two non-employee directors and one employee director. The Compensation Committee works with management to develop compensation plans for the Company and is responsible for determining the compensation of each executive officer and recommending such compensation to the Board of Directors.

                The Company's executive compensation program is intended to align executive compensation with the Company's business objectives and the executive's individual performance and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. In establishing executive compensation, the Compensation Committee is guided by the following principles:
(i) the total compensation payable to executive officers should be sufficiently competitive with the compensation paid by other high growth companies in the interactive communications industry for officers in comparable positions so that the Company can attract and retain qualified executives and (ii) individual compensation should include components which reflect both the financial performance of the Company and the performance of the individual.

                The compensation of the Company's executive officers consists of a combination of base salary, bonuses and equity-based compensation. In general, the Company's compensation program attempts to limit increases in salaries and favors bonuses based on operating profit and individual merit. The Compensation Committee believes that executive compensation should be designed to motivate executives to increase shareholder value and further believes that executive officers can best increase shareholder value by managing the operating profit of the Company and by conceiving, developing and positioning the leading products and services in the Company's chosen markets.

                Compensation payments in excess of $1 million to the Chief Executive Officer or the other most highly compensated executive officers are subject to a limitation of deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect compensation for these purposes to its Chief Executive Officer or any other executive officer in the foreseeable future to be in excess of $1 million.

BASE SALARY

                The Compensation Committee sets the base salary for executives annually on a subjective basis, based upon a review of the salaries for comparable positions in technology companies in the Company's industry, the historical compensation levels of the Company's executives and the individual performance of the executives in the preceding year. In fiscal 2000, the base salaries of the executive officers were increased at an average rate of 10.7%.

MERIT BONUS PROGRAM

                Each year the Compensation Committee adopts management incentive plans for the executive officers, which reflect the Compensation Committee's belief that a portion of each executive officer's compensation should be tied to the achievement by the Company of its profit goals and by each executive officer of his individual objectives as determined by the Compensation Committee. Merit bonus goals based on the fiscal 1999 operating plan were approved by the Board of Directors at the beginning of the fiscal year. Quarterly, and at the end of the year, the Compensation Committee allocated merit bonuses to individual executives based on the executive's performance relative to his or her performance objectives, which consist of sales and earnings per share targets. Under the plans, executive officers were entitled to receive an average bonus of approximately 50% of base salary if the Company achieved its goals for fiscal 2000 and the individual executive met or exceeded his objectives. In fiscal 2000, the executive officers received an average bonus of 49.6% of base salary, based on the achievement of the targeted goals.

STOCK-BASED COMPENSATION

                Awards of stock options under the Company's stock option plans are intended to closely tie the long-term interests of the Company's executives and its shareholders and to assist in the retention of executives. The Compensation Committee selects the executive officers, if any, to receive stock options and determines the number of shares subject to each option. However, all grants of stock options are ultimately authorized by the Company's full Board of Directors. The Compensation Committee's determination of the size of option grants is generally intended to reflect an executive's position with the Company and his or her contributions to the Company, without regard to his or here existing stock ownership. Options generally have a five-year vesting period to encourage key employees to continue in the employ of the Company. The Compensation Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to encourage the retention of key executives. Options for 44,000 shares were granted to executive officers in fiscal 2000, to reward the executive officers for their performance in fiscal 1999 and to establish appropriate incentives for these key executives.

CHIEF EXECUTIVE OFFICER COMPENSATION

                The Chief Executive Officer's compensation generally is based on the same policies and criteria as the other executive officers. Although Mr. Canfield is a member of the Compensation Committee, he does not participate in deliberations concerning his own compensation or in setting his performance objectives or goals. Mr. Canfield's base salary for 2000 was increased by approximately 8.3% over his 1999 salary based upon the extent to which the Company achieved its goals in 1999 and the Compensation Committee's view of Mr. Canfield's role in that achievement. Mr. Canfield received a merit bonus of $156,000 and a 25,000 stock option award in fiscal 2000 in recognition of his performance in fiscal 2000, including the Company meeting its earnings per share target, and to provide proper incentive for future performance.

                                     ******

                The foregoing report is provided by the following directors, who were members of the Compensation Committee on March 31, 2000:

                               William W. Canfield
                                 Richard F. Ford
                           Eugene M. Toombs, Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                Mr. Canfield is the Chairman, President and Chief Executive Officer of the Company. Although Mr. Canfield is a member of the Compensation Committee, he does not participate in deliberations concerning his own compensation or in setting his performance objectives or goals.

                                PERFORMANCE GRAPH

                The following graph sets forth a comparison for the period beginning October 17, 1996 (the date the Company's Common Stock began trading on The Nasdaq National Market) and ending March 31, 2000, of the cumulative total return on a $100.00 investment in the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return, assuming reinvestment of dividends, on an investment of $100.00 for the same period in companies on The Nasdaq Stock Market (U.S.) and on The Nasdaq Computer and Data Processing Index. The indices are included for comparative purposes only. They do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Company's Common Stock and are not intended to forecast or be indicative of future performance of the Common Stock.

                COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN*
          AMONG TALX CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                  [LINE CHART]

*  $100 INVESTED ON 10/17/96 IN STOCK OR INDEX.
   INCLUDING REINVESTMENT OF DIVIDENDS,
   FISCAL YEAR ENDING MARCH 31.

                                        10-17-96            3-97           3-98           3-99           3-00
                                        --------            ----           ----           ----           ----
Talx Corporation                             100             86             54             72             211
NASDAQ Stock Market (U.S.)                   100             98            149            201             373
NASDAQ Computer & Data                       100             95            167            272             486
Processing

               II. APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED
                       AND RESTATED 1994 STOCK OPTION PLAN

        Shareholders are being asked to approve an amendment (the "Amendment") to the Company's 1994 Amended and Restated Stock Option Plan (the "Option Plan"), including, among other things, to increase the number of shares of Common Stock reserved for issuance thereunder from 930,000 shares to 1,680,000 shares (an increase of 750,000 shares). The purpose of the Amendment is, among other things, to secure sufficient additional shares under the Option Plan so that the Company can continue to make awards. The Board of Directors believes that the Company's ability to grant options under the Option Plan is a valuable and necessary compensation tool that plays an important role in the Company's efforts to attract and retain employees of outstanding ability and aligns the long-term financial interests of the Company's key employees with the financial interests of the Company's shareholders.

        As of March 31, 2000, options to purchase 586,376 shares of Common
Stock were outstanding under the Option Plan, and options to purchase 260,018 shares of Common Stock were available for future grants. The Board of Directors approved the proposed Amendment to the Stock Option Plan on May 10, 2000 to be effective on shareholder approval. The Board of Directors also approved an additional award of options to purchase 169,750 shares on May 10, 2000. As a result, only 90,268 shares are available for future grants. The Company believes an increase in the number of shares available for issuance under the Option Plan is necessary to maintain a competitive equity compensation program.

        Shareholder approval of the Amendment requires the affirmative vote of a majority of shares of Common Stock that are present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by proxies which are marked "abstain" with respect to this proposal will be counted for the purpose of determining the number of shares represented by proxy at the Annual Meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against this proposal. Broker non-votes will be counted towards a quorum but will not be counted for any purpose in determining whether this proposal has been approved.

        Below is a description of the principal provisions of the Option Plan, assuming approval of the Amendment. This description does not purport to be complete, and it is qualified in its entirety by reference to the full text of the Option Plan.

SUMMARY OF THE OPTION PLAN

        The Board of Directors originally adopted the 1994 Stock Option Plan in February 1994, and it was subsequently approved by the Company's shareholders. The 1994 Stock Option Plan was amended and restated by the Board of Directors in July 1996 to, among other things, increase the number of shares of Common Stock (the "Shares") authorized for issuance thereunder from 270,000 to 430,000. The Company's shareholders approved such amendments in July 1996. The Plan was further amended by the Board of Directors, in May 1998, to, among other things increase the number of shares authorized for issuance under the plan from 430,000 to 930,000. The Company's shareholders approved such amendments in September 1998. The Plan is intended as an incentive to, and to encourage ownership of the stock of the Company by, certain key management employees of the Company and its subsidiaries. It is intended that some options granted under the Option Plan will qualify as Incentive Stock Options ("Incentive Stock Options" or "ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and that other options granted hereunder will not so qualify.

        SECURITIES SUBJECT TO THE OPTION PLAN. A total of 1,680,000 Shares would be allocated to the Option Plan and would be reserved for the grant of options under the Option Plan, subject to subsequent adjustments as described below under "Share Adjustments Upon Changes in Capitalization or Corporate Acquisitions." The maximum number of Shares with respect to which any individual may be granted options in any calendar year would be increased from 930,000 to 1,680,000.

        ADMINISTRATION. The Plan is administered by a committee appointed by the Board of Directors (the "Committee"), which subject to the express provisions of the Option Plan, has plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. Subject to the express provisions of the Option Plan, the Committee also has plenary authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Option Plan.

        ELIGIBILITY FOR AND TERMS OF OPTIONS. Options may be granted to key employees of the Company or its subsidiaries. The term "key employees" is not limited to, but includes, officers who are employees whether or not they are directors, employees who are employed in positions of management, and such other employees as the Committee determines. The term "subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Section 424 of the Code.

        The purchase price of the Shares under each Option which is an ISO will not be less than 100% of the fair market value of the stock at the time of the granting of the option (110% in the case of an option granted to a holder of 10% or more of the then outstanding Common Stock of the Company (a "10% Owner")). The Committee will determine fair market value and may adopt such criterion for such determination as it may determine to be appropriate; provided, that if the Shares are included on The Nasdaq National Market, the fair market value will be the mean between the high and the low sales prices on the date as of which the Common Stock is to be valued, or if the Shares have not been traded on such date, the mean between the high and low sales prices on such market on the first day prior thereto on which the Shares are traded. The purchase price of the Shares under each option which is not an ISO will be determined by the Committee.

        The maximum aggregate fair market value (determined at the time an option is granted in the same manner as described in the prior paragraph) of the Common Stock with respect to which ISOs are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

        PAYMENT UPON EXERCISE OF OPTIONS. The purchase price is to be paid in full upon the exercise of the option, either (i) in cash, (ii) in the discretion of the Committee, by tender of shares of the Common Stock of the Company, already owned by the optionee having a fair market value equal to the cash exercise price of the option being exercised or (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and (ii) hereof; provided, however, that no shares of Common Stock may be tendered in exercise of an option if such shares were acquired by the optionee through the exercise of an ISO unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since such ISO was granted.

        EXERCISE OF OPTIONS. The options granted under the Option Plan will contain certain restrictions on the exercise thereof as described below. The term of each option will be not more than ten years from the date of granting thereof (five years in the case of an ISO granted to a 10% Owner) or such shorter period as is described below under "Termination of Employment;" provided, that the right to exercise an option will be restricted so that no shares may be purchased during the first year of the term thereof, that at any time during the term of the option after the end of the first year from the date of the grant, the optionee may purchase up to 20% of the total number of shares to which the option relates; that at any time during the term of the option after the end of the second year from the date of grant the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; that at any time during the term of the option after the end of the third year from the date of grant, the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; that at any time during the term of the option after the end of the fourth year from the date of grant the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; and that at any time during the term of the option after the end of the fifth year from the date of the grant, the optionee may purchase an additional 20% of the total number of shares to which the option relates so that the optionee may purchase 100% of the total number of shares to which the option relates after five years from the date of grant; provided, further that except as described below under "Termination of Employment" and "Death or Disability," no option may be exercised at any time unless the optionee is then an employee or an officer or director of the Company or a subsidiary and has been so continuously since the granting of the option.

        Notwithstanding the foregoing, in the event of a Change in Control, the option holder will be entitled to purchase, at any time thereafter and during the term thereof (subject, however, to the provisions described below under "Termination of Employment"), the entire number of shares to which the option relates.

        As defined in the Option Plan, the term "Change in Control" means:

                (i) The purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors in any transaction or series of transactions; or

                (ii) When individuals who, as of June 30, 1996, constitute the Board of Directors (the "Continuing Directors"), cease for any reason to constitute at least a majority of the Board of Directors, provided that any person who becomes a director subsequent to the date thereof whose election or nomination for election by the Company's shareholders, was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Paragraph, considered as though such person were a Continuing Director; or

                (iii) Approval by the shareholders of the Company of (a) a reorganization, merger or consolidation with respect to which persons who were shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or (b) a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

                (iv) Any other event that a majority of the Continuing Directors, in their sole discretion, shall determine constitutes a Change of Control.

        TERMINATION OF EMPLOYMENT. Except as described under "Death or Disability" below, any option issued under the Option Plan may only be exercised during the period prior to the holder's termination of service with the Company or a subsidiary, except that (i) if such termination follows a Change in Control, the holder may exercise any or all of the holder's unexercised unexpired options, but not after the term of the option, provided such termination is within twelve months of the date of the Change in Control, and
(ii) if the service of an optionee terminates with the consent and approval of the holder's employer, the Committee in its absolute discretion may permit the optionee to exercise the option, to the extent that the holder was entitled to exercise it at the date of such termination of service, at any time within three months after such termination, but not after ten years from the date of the granting thereof (five years in the case of an option granted to a 10% Owner). Options granted under the Option Plan will not be affected by any change of employment so long as the holder continues to be an employee of the Company or a subsidiary. The option agreements may contain such provisions as the Committee will approve with reference to the effect of approved leaves of absence.

        DEATH OR DISABILITY. In the event of the death of an individual to whom an option has been granted under the Option Plan, while he or she is employed by the Company (or a subsidiary) or within three months after termination of service (or one year in the case of the termination of service of an option holder who is disabled as provided below) the option theretofore granted may be exercised, to the extent exercisable at the date of death, by a legatee or legatees under the option holder's last will, or by personal representatives or distributees, at any time within a period of one year after death, but not after ten years from the date of granting thereof (five years in the case of an option granted to a 10% Owner), and only if and to the extent that the option was exercisable at the date of death. If the holder of an option terminates service on account of disability, the holder may exercise such option to the extent the holder was entitled to exercise it at the date of such termination at any time within one year of the termination of employment but not after ten years from the date of the granting thereof (five years in the case of an option granted to a 10% or more owner of the Company). For this purpose a person will be deemed to be disabled if he or she is permanently and totally disabled within the meaning of Section 422(c)(6) of the Code, which means that he or she is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of not less than 12 months. A person will be considered disabled only if he or she furnishes such proof of disability as the Committee may require.

        NON-TRANSFERABILITY OF OPTIONS. Each option granted under the Option Plan will, by its terms, be non-transferable otherwise than by will or the laws of descent and distribution and an option may be exercised, during the lifetime of the holder thereof, only by such holder.

        SHARE ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CORPORATE ACQUISITIONS. The option agreements may contain such provisions as the Committee determines to be appropriate for the adjustment of the number and class of shares subject to each outstanding option, the option price amounts in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, spin-offs, split-offs, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Option Plan and the maximum number of shares as to which options may be granted to any individual will be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company or a subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as is necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

        DURATION; AMENDMENT. The Plan will terminate on July 15, 2006, but options outstanding at that time will continue in full force and effect and will not be affected thereby. The Board of Directors may at any time terminate the Option Plan, or make such modifications of the Option Plan as it shall deem advisable; provided, however, that the Board of Directors or the Committee may not, without further approval by the holders of Common Stock, make any modifications which, by applicable law, require such approval. No termination or amendment of the Option Plan may, without the consent of the optionee to whom any option shall theretofore have been granted, adversely affect the rights of such optionee under such option. The Committee may, but need not, amend option agreements existing as of the effective date of the amendments to the Option Plan to incorporate the provisions thereof.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of certain federal income tax consequences of the Option Plan, based on current income tax laws, regulations and rulings. Any deduction to which the Company may otherwise be entitled under this Plan may be limited by Section 162(m) of the Code. (See "Limitation on Deduction" below.)

        INCENTIVE STOCK OPTIONS. Subject to the effect of the alternative minimum tax, discussed below, an optionee does not recognize income on the grant of an ISO. If an optionee exercises an ISO in accordance with the terms of the option and does not dispose of the Shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the Shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the Shares as a capital asset at the time of sale or other disposition of the Shares, his gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his gain or loss will be the difference between the amount realized on the disposition of the Shares and his basis in the Shares.

        If an optionee disposes of the Shares within two years from the date of grant of the option or within one year from the date of exercise ("Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition, which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the Shares on the date of exercise, over the optionee's basis in the Shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such Shares over the fair market value of the Shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the Shares, provided the optionee holds the Shares as a capital asset at the time of Early Disposition. If an optionee disposes of such Shares for less than his basis in the Shares, the difference between the amount realized and his basis will be a long-term or short-term capital loss, depending upon the holding period of the Shares, provided the optionee holds the Shares as a capital asset at the time of disposition.

        The excess of the fair market value of the Shares at the time the ISO is exercised over the exercise price for the Shares is treated as an item of adjustment for purposes of determining whether the alternative minimum tax applies ("Stock Option Adjustment").

        NON-QUALIFIED STOCK OPTION. Non-Qualified Stock Options ("NQOs") are those options which do not qualify for the special tax treatment accorded to ISOs under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a NQO in an amount equal to the excess, if any, of the fair market value of the Shares on the date of exercise of the option over the amount of cash paid for the Shares.

        As a result of the optionee's exercise of a NQO, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

        The excess of the fair market value of the Shares on the date of exercise of a NQO over the exercise price is not treated as a Stock Option Adjustment.

        TAXATION OF PREFERENCE ITEMS. Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" up to $175,000 ($87,500 in the case of married taxpayers filing separately) and 28% of "alternative minimum taxable income" over $175,000 ($87,500 in the case of married taxpayers filing separately) over (ii) his "regular" federal income tax. Alternative minimum taxable income is determined by adding the optionee's items of tax preference to the optionee's taxable income and then subtracting certain allowable deductions and an exemption amount. The optionee's taxable income for purposes of this calculation includes the Stock Option Adjustment. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

        LIMITATION ON DEDUCTION. Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000.00. Under regulations issued by the Internal Revenue Service, an employee is a covered employee if his compensation is required to be reported under the SEC's disclosure rules and he or she is employed as of the last day of the taxable year. Compensation to a covered employee arising from exercise of an NQO or from an Early Disposition of Shares acquired by exercise of an ISO is subject to this limitation.

        WITHHOLDING. The Plan provides that the Company may, at the time any distribution is made under the Option Plan, whether in cash or in Shares, withhold from such payment any amount necessary to satisfy federal and state income tax withholding requirements with respect to such distribution. Such withholding may be in cash or in Shares.

        GENERAL. The foregoing statement is only a summary of certain federal income tax consequences of the Option Plan and is based on the Company's understanding of present federal tax laws and regulations. Since tax regulations may change or interpretations may differ, each individual should consult his or her tax advisor regarding the tax consequences related to participation in the Option Plan.

STOCK OPTION AWARDS

        The following table shows options that have been granted under the Option Plan to date to each of the Named Executives and certain specified groups:

                                                                      Number of          Exercise Price
                Name and Position                                       Shares            Per Share (1)
                -----------------                                     -------------     -----------------

WILLIAM W. Canfield.............................................        125,000 (4)             $6.10 (6)
   Chairman, President and Chief Executive Officer                       20,000 (5)            $16.36 (6)


CRAIG N. Cohen..................................................         56,070 (4)             $5.77 (7)
   Vice President - Application Services and Software,                   10,000 (5)            $14.88 (7)
   Chief Financial Officer and Secretary

MICHAEL E. Smith................................................         34,213 (4)             $4.97 (7)
   Vice President                                                         4,000 (5)            $14.88 (7)


Executive Officer Group (2).....................................        215,283 (4)             $5.84 (7)
                                                                         34,000 (5)            $15.75 (7)

Non-Executive Officer Employee Group (3)........................        458,583 (4)             $6.00 (7)
                                                                        135,750 (5)            $14.88 (7)

------------------
(1) The closing price of the Company's Common Stock as reported on the Nasdaq National Market on June 1, 2000 was $15.438.
(2)     Consists of three persons.
(3)     Consists of 97 persons.
(4) Incentive and non-qualified stock options granted prior to March 31, 2000.
(5)     Incentive stock options granted on May 10, 2000.
(6) Exercise price is 110% of the fair market value of the stock at the time of the granting of the option.
(7) Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to the individuals or members of the groups, as applicable.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1994 AMENDED AND RESTATED STOCK OPTION PLAN.

                   III. APPROVAL OF AMENDMENT TO THE COMPANY'S
                        1996 EMPLOYEE STOCK PURCHASE PLAN

        The Board of Directors originally adopted the Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") in July 1996, and the Company's shareholders approved the Stock Purchase Plan in July 1996. The Stock Purchase Plan was amended by the Board of Directors, in May 1998, to, among other things increase the number of shares authorized for issuance under the Plan from 80,000 to 200,000. The Company's shareholders approved such amendments in September 1998. In June 2000, the Board of Directors adopted an amendment to the Stock Purchase Plan, to be effective upon shareholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares from 200,000 shares (of which 147,249 shares had been issued as of June 1, 2000) to 500,000 shares. The Board further approved an extension of the expiration date of the Stock Purchase Plan from December 31, 2001 to December 31, 2006. These amendments are intended to ensure that the Company can continue to provide such incentives to its employees at levels determined appropriate by the Board of Directors. Purchases of the Common Stock under the Stock Purchase Plan are made at the discretion of the participants therein. Accordingly, future purchases under the Stock Purchase Plan are not yet determinable.

        At the Annual Meeting, the shareholders will be requested to consider and approve the amendments to the Stock Purchase Plan, increasing the number of shares of Common Stock authorized for issuance thereunder by 300,000 shares from 200,000 shares to 500,000 shares and extending the expiration date of the Stock Purchase Plan from December 31, 2001 to December 31, 2006. Shareholder approval of the amendments requires the affirmative vote of a majority of shares of Common Stock that are present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by proxies that are marked "abstain" with respect to this proposal will be counted for the purpose of determining the number of shares represented by proxy at the Annual Meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against this proposal. Broker non-votes will be counted towards a quorum but will not be counted for any purpose in determining whether this proposal has been approved.

        Below is a description of the principal provisions of the Stock Purchase Plan, assuming approval of the above amendment. This description does not purport to be complete, and it is qualified in its entirety by reference to the full text of the Stock Purchase Plan.

SUMMARY OF THE STOCK PURCHASE PLAN

        The purpose of the Stock Purchase Plan is to provide employees a continued opportunity to purchase stock of the Company through certain periodic offerings to be made during the period commencing on the later of January 1, 1997 or the beginning of the fiscal quarter after completion of the Company's initial public offering and ending December 31, 2006.

        ADMINISTRATION. The Plan is administered by a committee ("Committee") consisting of at least three members appointed by the Board of Directors either from members of senior management, from the Board of Directors, or a combination thereof. Members of the Committee will not be eligible to participate in the Stock Purchase Plan. The Committee will have authority to make rules and regulations for the administration of the Stock Purchase Plan; its interpretations and decisions with regard thereto shall be final and conclusive.

        SECURITIES SUBJECT TO THE STOCK PURCHASE PLAN. A total of 500,000
Shares in the aggregate would be approved for the Stock Purchase Plan, if the amendment is approved. In the event of a subdivision of the outstanding shares of Common Stock or the payment of a stock dividend, the number of Shares approved for the Stock Purchase Plan will be increased proportionately, and such other adjustments will be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting the Common Stock, such adjustments will be made as may be deemed equitable by the Board of Directors to give proper effect to such event.


        ELIGIBILITY. Except as described below, all employees of the Company or its subsidiaries are eligible to participate in the Stock Purchase Plan in accordance with such rules as may be prescribed by the Committee (as defined above) from time to time, which rules, however, may neither permit nor deny participation in the Stock Purchase Plan contrary to the requirements of the Code and the regulations promulgated thereunder. No member of the COmmittee may participate in the Stock Purchase Plan. No employee may participate in an offering if such employee, immediately after the commencement of such offering, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the rules of section 424(d) of the Code will apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options will be treated as stock owned by the employee.

        OFFERINGS. The Company will make one or more periodic offerings to participating employees to purchase Shares under the Stock Purchase Plan. Each offering period will be three months in duration; provided that the Committee has the power to change the duration of an offering period without shareholder approval if such change is announced at least fifteen days prior to the scheduled beginning of the first offering period affected. During an offering the amounts received as compensation by a participating employee will constitute the measure of such employee's participation in the offering as is based on compensation.

        PAYROLL DEDUCTIONS, CHANGES IN DEDUCTION AMOUNTS. An employee eligible on the effective date of any offering may participate in such offering at any time by completing and forwarding a payroll deduction authorization to the employee's appropriate payroll location. The form will authorize a regular payroll deduction from such employee's compensation, and must specify the date on which such deduction is to commence, which may not be retroactive.

        The Company will maintain payroll deduction accounts for all participating employees. With respect to any offering made under the Stock Purchase Plan, a participating employee may authorize a payroll deduction of whole percentages (up to a maximum of 15%) of the compensation such employee receives during the offering period (or during such portion thereof in which the employee may elect to participate).

        No employee may be granted an option that permits his or her rights to purchase stock under the Stock Purchase Plan, and all other employee stock purchase plans of the Company and its subsidiaries described in Section 423 of the Code, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the effective date of the applicable offering) for each calendar year in which the option is outstanding at any time. In the event that a participating employee's payroll deductions would otherwise result in the purchase of stock in excess of the foregoing limitations, the stock purchase will cease when the limitations are reached and the excess cash will be refunded to such participating employee.

        A participating employee may increase or decrease such employee's payroll deduction by filing a new payroll deduction authorization at any time during an offering period. The change may not become effective sooner than the next pay period after receipt of the authorization. If a participating employee ceases his or her payroll deductions, the Committee may, in its discretion, either declare his or her participation to have terminated and authorize distribution as described below under "Rights on Retirement, Death, Termination of Employment or Termination of Participation" or permit the employee to have his or her cash remain credited under the Stock Purchase Plan and apply such cash to the purchase of stock at the end of the offering period in which such cessation occurs.

        PURCHASE OF SHARES. Each employee participating in any offering under the Stock Purchase Plan will be granted an option, upon the effective date of such offering, for as many full Shares as the participating employee may elect to purchase with up to 15% of the compensation received during the specified offering period (or during such portion thereof as the employee may elect to participate), to be paid by payroll deductions during such period.

        The purchase price for each Share will be 85% of the lower of (i) the fair market value of a share of Common Stock at the beginning of the offering period, or (ii) the fair market value of a share of Common Stock at the end of the offering period. As of the last day of an offering, the account of each participating employee will be totaled, and the employee will be deemed to have exercised an option to purchase one or more full Shares at the then-applicable price; the participating employee's account will be charged for the amount of the purchase; and the ownership of such Share or Shares will be appropriately evidenced on the books of the Company.

        The plan defines "fair market value" to mean the average of the high and low sales prices of the Common Stock on The Nasdaq National Market on a given day or, if no sales of the Common Stock were made on that day, the average of the high and low sales prices of the Common Stock on the next preceding day on which sales were made on The Nasdaq National Market; provided, that the Committee may, in its discretion, establish such other measure of fair market value as it deems appropriate.

        EMPLOYEE ACCOUNTS AND CERTIFICATES, REGISTRATION OF SHARES. Upon purchase of one or more full Shares by a participating employee, the Company will establish a book entry account in the name of the employee to reflect the Share(s) purchased at that time. Certificates will be issued only on request, on termination of participation in the Stock Purchase Plan, or when necessary to comply with transaction requirements outside the United States. In the event a participating employee terminates his or her account, any remaining cash credited to the account will be paid to such employee.

        Shares may be registered only in the name of the participating employee, or, if such employee so indicates on the employee's payroll deduction authorization form, in the participating employee's name jointly with a member of such employee's family, with right of survivorship. A participating employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have Shares registered in such employee's name as tenant in common or as community property with a member of such employee's family, without right of survivorship.

        RIGHTS ON RETIREMENT, DEATH, TERMINATION OF EMPLOYMENT OR TERMINATION
OF PARTICIPATION. In the event of a participating employee's retirement, death, or termination of employment, such employee will be ineligible to continue to participate in the Stock Purchase Plan, and no payroll deduction will be taken from any pay due and owing to the employee after the pay period during which the employee became ineligible. Upon any such termination of participation, or in the event a participating employee's participation is declared terminated as described above, certificates representing the Shares credited to the terminating employee's account, and any remaining cash credited to such account, will be transferred to such employee, or to his or her beneficiary if the employee has died.

        RIGHTS NOT TRANSFERABLE. Rights under the Stock Purchase Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

        AMENDMENT. The Board of Directors may at any time, or from time to time, amend the Stock Purchase Plan in any respect, except that, without the approval of the holders of a majority of the shares of stock of the Company entitled to vote and represented in person or by proxy, no amendment may be made
(i) increasing the number of shares approved for the Stock Purchase Plan (other than as described above in "Securities Subject to the Stock Purchase Plan"),
(ii) decreasing the purchase price per share, (iii) withdrawing the administration of the Stock Purchase Plan from a Committee consisting of persons not eligible to participate in the Stock Purchase Plan or (iv) changing the designation of subsidiaries eligible to participate in the Stock Purchase Plan.

        TERMINATION OF THE STOCK PURCHASE PLAN. The Stock Purchase Plan and all rights of employees under any offering thereunder will terminate:

                a. on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair, or

                b. at any time, at the discretion of the Board of Directors.

        No offering under the Stock Purchase Plan will be made which extends beyond December 31, 2006.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of certain federal income tax consequences of the Stock Purchase Plan, based on current income tax laws, regulations and rulings. Any deduction to which the Company may otherwise be entitled under this Plan may be limited by Section 162(m) of the Code, as discussed below.

        The amount which an employee contributes to the Stock Purchase Plan through payroll deductions is currently taxed as ordinary income. The employee does not recognize income on either the beginning of the offering period ("Offering Date") or the end of the offering period ("Termination Date"). However, if the employee disposes of shares of the Common Stock acquired pursuant to the Stock Purchase Plan (other than by death) within two years from the related Offering Date (an "Early Disposition"), the employee will recognize ordinary income equal to the excess of the fair market value of such shares on the related Termination Date over the purchase price. The employee's basis in any shares disposed of, for purposes of computing gain or loss upon the disposition, will be the fair market value of the shares on the related Termination Date. The Company will be entitled to a deduction in an amount equal to the amount includible as ordinary income. The Company's deduction will be taken in its taxable year in which or which ends within the taxable year of the employee in which the employee recognizes the income.

        If the employee disposes of Common Stock two or more years after the related Offering Date, or if the employee dies without having disposed of Common Stock, the employee will recognize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the related Offering Date over the purchase price, or (b) the excess (if any) of the fair market value of the Common Stock on the date of disposition or death, over the purchase price. The basis of the shares will be the sum of the purchase price and the amount of any such recognized income.

         Any interest on the employee's funds held by the Company which are paid to the employee is ordinary income.

        Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000.00. Under regulations issued by the Internal Revenue Service, an employee is a covered employee if his compensation is required to be reported under the SEC's disclosure rules and he is employed as of the last day of the taxable year. Compensation to a covered employee arising from an Early Disposition of Shares acquired under the Plan is subject to this limitation.

        The foregoing statement is only a summary of certain federal income tax consequences of the Stock Purchase Plan and is based on the Company's understanding of present federal tax laws and regulations. Since tax regulations may change or interpretations may differ, each individual should consult his or her tax advisor regarding the tax consequences related to participation in the Stock Purchase Plan.

STOCK ISSUANCES TO CERTAIN INDIVIDUALS AND GROUPS

        As described above, only employees employed by the Company on the first day of an offering period may participate in the Purchase Plan. The following table sets forth, as to each of the Company's Named Executives and the various indicated groups, certain information concerning: (i) the aggregate number of shares of the Common Stock purchased under the Stock Purchase Plan between and including March 31, 1997 and March 31, 2000 (the most recent purchase date) and
(ii) the weighted average purchase price paid per share.

                                                                               Number of           Weighted Average
                          Name and Position                                Purchased Shares         Purchase Price
                          -----------------                                ----------------     ---------------------

William W. Canfield.....................................................             - -                   - -
   Chairman, President  and Chief Executive Officer

Craig N. Cohen..........................................................           2,439                 $4.91
   Vice President - Application Services and Software,
   Chief Financial Officer and Secretary

Michael E. Smith........................................................           1,110                 $4.91
   Vice President

All current executive officers as a group (3 persons)...................           3,549                 $4.91

All employees, including current officers who are not                            147,249                 $5.31
executive officers, as a group (approximately 230 persons)..............


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN.

              IV. RATIFICATION OF APPOINTMENT INDEPENDENT AUDITORS

                KPMG LLP was the auditing firm for the fiscal year ended March 31, 2000, and the Company has selected this firm as auditors for the year ending March 31, 2001. A representative of KPMG LLP is expected to be present at the 2000 Annual Meeting to respond to appropriate questions and to make a statement if such representative so desires.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF SUCH APPOINTMENT.

                                    V. VOTING

                The affirmative vote of the holders of a majority of the shares of the Company's Common Stock entitled to vote which are present in person or represented by proxy at the 2000 Annual Meeting is required to elect directors, to approve the proposed amendments to the Option Plan and Stock Purchase Plan, to ratify the appointment of independent auditors and to act on any other matters properly brought before the meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of the nominees for election as directors, proxies which are marked "abstain" with respect to the Option Plan, the Stock Purchase Plan or the ratification of the appointment of the independent auditors, and proxies which are marked to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee, against the Option Plan or Stock Purchase Plan, against the ratification of the appointment of the independent auditors and against such other matters, respectively. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. If no specification is made on a duly executed proxy, the proxy will be voted FOR the election of the directors nominated by the Board of Directors, FOR the proposed amendments to the Option Plan and the Stock Purchase Plan, FOR the ratification of the appointment of the independent auditors and in the discretion of the persons named as proxies on such other business as may properly come before the meeting or any adjournment or postponement thereof.

                The Company knows of no other matters to come before the meeting. However, if any other matters properly come before the meeting or any postponement or adjournment thereof, the proxies solicited hereby will be voted on such matters in accordance with the judgment of the persons voting such proxies.

                            VI. SHAREHOLDER PROPOSALS

                Proposals of Shareholders intended to be presented at the 2000 Annual Meeting, currently scheduled to be held on September 6, 2001, must be received by the Company by March 19, 2001 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

                In order for a Shareholder to nominate a candidate for director, under the Company's Bylaws, timely notice of the nomination must be given to the Company in advance of the meeting. Ordinarily, such notice must be given not less than 60 nor more than 90 days before the first anniversary of the preceding year's annual meeting (or between June 9 and July 9, 2001 for the 2001 Annual Meeting); provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then the Shareholder must give such notice not earlier than 90 days prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made. In certain cases, notice may be delivered later if the number of directors to be elected to the Board of Directors is increased. The Shareholder filing the notice of nomination must describe various matters as specified in the Company's Bylaws, including such information as name, address, occupation, and number of shares held.

                In order for a Shareholder to bring other business before a Shareholder meeting, timely notice must be given to the Company within the time limits described above. Such notice must include a description of the proposed business, the reasons therefor and other matters specified in the Company's Bylaws. The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for Shareholder action in accordance with applicable law. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority. These requirements are separate from and in addition to the requirements a Shareholder must meet to have a proposal included in the Company's proxy statement.

                In each case the notice must be given to the Secretary of the Company, whose address is 1850 Borman Court, St. Louis, Missouri 63146. Any Shareholder desiring a copy of the Company's Restated Articles of Incorporation, as amended, or Bylaws will be furnished a copy without charge upon written request to the Secretary.

                                  MISCELLANEOUS

                Even if you plan to attend the meeting in person, please complete, sign, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy and vote in person. A postage-paid, return-addressed envelope is enclosed for your convenience. No postage need be affixed if mailed in the United States. Your cooperation in giving this your immediate attention will be appreciated.

                                        By Order of the Board of Directors

                                        /s/ Craig N. Cohen

                                        Craig N. Cohen, Secretary

St. Louis, Missouri
July 17, 2000

    TALX CORPORATION AMENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN


The purpose of this Plan is to provide employees a continued opportunity to purchase stock of TALX Corporation, a Missouri corporation, through periodic offerings to be made during the period commencing on the later of January 1, 1997 or the beginning of the fiscal quarter after completion of the Company's initial public offering and ending December 31, 2006. A total of 500,000 shares of TALX Corporation Stock in the aggregate have been approved for this purpose.

     1. Administration. The Plan shall be administered by a Committee consisting of at least three members appointed by the Board of Directors either from members of senior management, from the Board of Directors, or a combination thereof. Members of the Committee shall not be eligible to participate in the Plan. The Committee shall have authority to make rules and regulations for the administration of the Plan; its interpretations and decisions with regard thereto shall be final and conclusive.

     2. Eligibility. Except as provided below; all employees of TALX Corporation or its subsidiaries shall be eligible to participate in the Plan in accordance with such rules as may be prescribed by the Committee from time to time, which rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of the Internal Revenue Code (including, but not limited to, Section 423(b)(3), (4), (5), and (8) hereof) and the regulations promulgated thereunder. No member of the Committee may participate in the Plan. No employee may participate in an offering if such employee, immediately after the commencement of such offering, owns 5% or more of the total combined voting power or value of the stock of TALX Corporation or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

     3. Offerings. TALX Corporation shall make one or more periodic offerings to participating employees to purchase TALX Corporation stock under the Plan. Each offering period shall be three months in duration; provided that the Committee shall have the power to change the duration of an offering period without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period affected. During an offering the amounts received as compensation by a participating employee shall constitute the measure of such employee's participation in the offering as is based on compensation.

     4. Participation. An employee eligible on the effective date of any offering may participate in such offering at any time by completing and forwarding a payroll deduction authorization to the employee's appropriate payroll location. The form will authorize a regular payroll deduction from such employee's compensation, and must specify the date on which such deduction is to commence, which may not be retroactive.

     5. Deductions. TALX Corporation shall maintain payroll deduction accounts for all participating employees. With respect to any offering made under the Plan, a participating employee may authorize a payroll deduction of whole percentages (up to a maximum of 15%) of the compensation such employee receives during the offering period (or during such portion thereof in which the employee may elect to participate).

     No employee may be granted an option that permits his or her rights to purchase stock under the Plan, and all other employee stock purchase plans of TALX Corporation and its subsidiaries described in Section 423 of the Internal Revenue Code, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the effective date of the applicable offering) for each calendar year in which the option is outstanding at any time. In the event that a participating employee's payroll deductions would otherwise result in the purchase of stock in excess of the foregoing limitations, the stock purchase shall cease when the limitations are reached and the excess cash shall be refunded to such participating employee.

     6. Deduction Changes. A participating employee may increase or decrease such employee's payroll deduction by filing a new payroll deduction authorization at any time during an offering period. The change may not become effective sooner than the next pay period after receipt of the authorization. If a participating employee ceases his or her payroll deductions, the Committee may, in its discretion, either declare his or her participation to have terminated and authorize distribution pursuant to Section 12 or permit the employee to have his or her cash remain credited under the Plan and apply such cash to the purchase of stock at the end of the offering period in which such cessation occurs.


     7. Purchase of Shares. Each employee participating in any offering under the Plan shall be granted an option, upon the effective date of such offering, for as many full shares of TALX Corporation stock as the participating employee may elect to purchase with up to 15% of the compensation received during the specified offering period (or during such portion thereof as the employee may elect to participate), to be paid by payroll deductions during such period.

     The purchase price for each share purchased shall be 85% of the lower of
(i) the fair market value of TALX Corporation stock at the beginning of the offering period, or (ii) the fair market value of TALX Corporation stock at the end of the offering period. As of the last day of an offering, the account of each participating employee shall be totaled, and the employee shall be deemed to have exercised an option to purchase one or more full shares at the then-applicable price; the participating employee's account shall be charged for the amount of the purchase; and the ownership of such share or shares shall be appropriately evidenced on the books of TALX Corporation.

     8. Employee Accounts and Certificates. Participants are asked to open a brokerage account with First Albany Corporation Corporate Services for the purpose of electronically issuing purchased shares to each participant's personal account.

     9. Registration of Shares. Shares may be registered only in the name of the participating employee, or, if such employee so indicates on the employee's payroll deduction authorization form, in the participating employee's name jointly with a member of such employee's family, with right of survivorship. A participating employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have shares registered in such employee's name as tenant in common or as community property with a member of such employee's family, without right of survivorship.

     10. Definitions. The term "TALX Corporation stock" means the common stock of TALX Corporation.

     The phrase "fair market value" means the average of the high and low sales prices of TALX Corporation stock on the NASDAQ System on a given day or, if no sales of TALX Corporation stock were made on that day, the average of the high and low sales price of TALX Corporation stock on the next preceding day on which sales were made on the NASDAQ System; provided, that the Committee may, in its discretion, establish such other measure of fair market value as it deems appropriate.

     The phrase "NASDAQ System" means the automated quotation system operated by the National Association of Securities Dealers.

     The term "Plan" means this TALX Corporation 1996 Employee Stock Purchase Plan.

     The term "subsidiary" means a subsidiary of TALX Corporation within the meaning of Section 424(f) of the Internal Revenue Code and the regulations promulgated thereunder.

     11. Rights as a Shareholder. None of the rights or privileges of a shareholder of TALX Corporation shall exist with respect to shares purchased under the Plan unless and until such shares shall have been appropriately evidenced on the books of TALX Corporation.

     12. Rights on Retirement, Death, Termination of Employment or Termination of Participation. In the event of a participating employee's retirement, death, or termination of employment, such employee shall be ineligible to continue to participate in the Plan, and no payroll deduction shall be taken from any pay due and owning to the employee after the pay period during which the employee became ineligible. Upon any such termination of participation, or in the event a participating employee's participation is declared terminated under Section 6, certificates representing the shares credited to the terminating employee's account, and any remaining cash credited to such account, shall be transferred to such employee, or to his or her beneficiary if the employee has died.

     13. Rights Not Transferable. Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14. Application of Funds and Administrative Fees. All funds received or held by TALX Corporation under the Plan may be used for any corporate purpose. The Committee may impose reasonable administrative fees on participating employees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan.

     15. Adjustments in Case of Changes Affecting TALX Corporation Stock. In the event of a subdivision of outstanding shares, or the payment of a stock dividend (other than the proposed 1-for-3.5 reverse stock split), the number of shares approved for the Plan shall be increased proportionately, and such other adjustments shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting TALX Corporation stock, such adjustments shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

     16. Amendment of the Plan. The Board of Directors may at any time, or from time to time, amend the Plan in any respect, except that, without the approval of the holders of a majority of the shares of stock of TALX Corporation entitled to vote and represented in person or by proxy, no amendment shall be made (i) increasing the number of shares approved for the Plan (other than as provided in Section 15 hereof), (ii) decreasing the purchase price per share,
(iii) withdrawing the administration of the Plan from a Committee consisting of persons not eligible to participate in the Plan, or (iv) changing the designation of subsidiaries eligible to participate in the Plan.

     17. Termination of the Plan. The Plan and all rights of employees under any offering hereunder shall terminate:

          a. on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair, or

          b.     at any time, at the discretion of the Board of Directors.

     No offering hereunder shall be made which shall extend beyond December 31, 2001.

     18. Government Regulations. TALX Corporation's obligation to sell and deliver TALX Corporation stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such stock.

     19. Plan Shares Purchases. Purchases of outstanding shares may be made pursuant to and on behalf of the Plan, upon such terms as TALX Corporation may approve, for delivery under the Plan.

     20. Plan Subject to Shareholder Approval. The Plan is adopted subject to the approval of the shareholders of TALX Corporation given within 12 months from the date of adoption by the Board of Directors, and subject further to completion of the Company's initial public offering of its common stock within 12 months from the date of adoption by the Board of Directors. Notwithstanding anything else contained herein, no shares of TALX Corporation stock may be purchased under the Plan prior to such shareholder approval.

                                TALX CORPORATION
                  AMENDED AND RESTATED 1994 STOCK OPTION PLAN

1.    Purpose of the Plan.

     The TALX Corporation 1994 Stock Option Plan (the "Plan") is intended as an incentive to, and to encourage ownership of the stock of TALX Corporation ("Company") by certain key management employees of the Company and its subsidiaries. It is intended that some options granted hereunder will qualify as Incentive Stock Options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986 as amended (the "Code") and that other options granted hereunder will not so qualify.

2.    Stock Subject to the Plan.

          (a) Stock Available For Grants of Options. A total of 1,680,000 shares of the Common Stock of the Company ("Common Stock") have been allocated to the Plan and will be reserved for the grant of options under the Plan, subject to subsequent adjustments under Paragraph 15. The maximum number of shares with respect to which any individual may be granted options in any calendar year is 1,680,000.

          (b) Reservation of Shares. The Company will allocate and reserve in each calendar year, a sufficient number of shares of its Common Stock for issue upon the exercise of options granted under the Plan.

          (c) Treasury Shares. The Company may, in its discretion, use shares held in the Treasury under this Plan in lieu of authorized but unissued shares of Common Stock. If any option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Any shares of Common Stock which are used as full or partial payment to the Company by an optionee of the purchase price upon exercise of an option shall again be available for the purposes of the Plan.

3.     Administration.

     The Plan shall be administered by the Committee referred to in Paragraph 4 (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Paragraph 3 shall be conclusive.

4.   The Committee.

     The Committee shall be appointed by the Board of Directors of the Company ("Board"), which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman, and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5.   Eligibility.

     Options may be granted to key employees of the Company or its subsidiaries (as defined below). The term "key employees" is not limited to, but includes, officers who are employees whether or not they are directors, employees who are employed in positions of management, and such other employees as the Committee shall determine. The term "subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Section 424 of the Code.

6.   Option Prices.

     The purchase price of the Common Stock under each Option which is an Incentive Stock Option shall not be less than 100% of the fair market value of the stock at the time of the granting of the option (110% in the case of an option granted to a holder of 10% or more of the then outstanding Common Stock of the Company (a "10% Owner")). The purchase price of the Common Stock under each option which is not an Incentive Stock Option shall be determined by the Committee. The Committee shall determine fair market value and may adopt such criterion for such determination of as it may determine to be appropriate; provided, that if the Common Stock is included on the NASDAQ National Market, the fair market value shall be the mean between the high and the low sales price on the date as of which the Common Stock is to be valued, or if the Common Stock shall not have been traded on such date, the mean between the high and low sales price on such market on the first day prior thereto on which the Common Stock is traded.

7.   Payment of Option Prices.

     The purchase price is to be paid in full upon the exercise of the option, either (i) in cash, (ii) in the discretion of the Committee, by tender of shares of the Common Stock of the Company, already owned by the optionee having a fair market value equal to the cash exercise price of the option being exercised, or (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and (ii) hereof; provided, however, that no shares of Common Stock may be tendered in exercise of an option if such shares were acquired by the optionee through the exercise of an Incentive Stock Option unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since such Incentive Stock Option was granted. The cash proceeds of sale of stock subject to option are to be added to the general funds of the Company and used for its general corporate purposes. The shares of Common Stock of the Company received by the Company as payment of the option price are to be added to the shares of the Common Stock of the Company held in its Treasury and used for the purposes of granting options under the Plan.

8.   Option Amounts.

     The maximum aggregate fair market value (determined at the time an option is granted in the same manner as provided for in Paragraph 6 hereof) of the Common Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

9.   Exercise of Options.

     The term of each option shall be not more than ten (10) years from the date of granting thereof (five (5) years in the case of an Incentive Stock Option granted to a 10% Owner) or such shorter period as is prescribed in Paragraph 10 hereof; provided, that the right to exercise an option shall be restricted so that no shares may be purchased during the first year of the term thereof, that at anytime during the term of the option after the end of the first year from the date of the grant, the optionee may purchase up to 20% of the total number of shares to which the option relates; that at anytime during the term of the option after the end of the second year from the date of grant the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; that at any time during the term of the option after the end of the third year from the date of grant, the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; that at any time during the term of the option after the end of the fourth year from the date of grant the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; and that at any time during the term of the option after the end of the fifth year from the date of the grant, the optionee may purchase an additional 20% of the total number of shares to which the option relates so that the optionee may purchase 100% of the total number of shares to which the option relates after five (5) years from the date of grant; provided, further that except as provided in Paragraphs 10 and 11 hereof, no option may be exercised at any time unless the optionee is then an employee or an officer or director of the Company or a subsidiary and has been so continuously since the granting of the option. The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued to such holder upon the exercise of the option.

     Notwithstanding the foregoing, in the event of a Change in Control (as hereinafter defined), the option holder will be entitled to purchase, at any time thereafter and during the term thereof (subject, however, to Section 10 of this Plan), the entire number of shares to which the option relates.

     The term "Change in Control" shall mean:

          (i) The purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors in any transaction or series of transactions; or

          (ii) When individuals who, as of June 30, 1996, constitute the Board (the "Continuing Directors"), cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders, was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Paragraph, considered as though such person were a Continuing Director; or

          (iii) Approval by the stockholders of the Company of (a) a reorganization, merger or consolidation with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or (b) a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

          (iv) Any other event that a majority of the Continuing Directors, in their sole discretion, shall determine constitutes a Change of Control.

10.  Termination of Employment.

     Except as provided in Section 11, below, any option issued hereunder may only be exercised during the period prior to the holder's termination of service with the Company or a subsidiary, except that (i) if such termination follows a Change in Control, the holder may exercise any or all of the holder's unexercised unexpired options, but not after the term of the option, provided such termination is within twelve (12) months of the date of the Change in Control, and (ii) if the service of an optionee terminates with the consent and approval of the holder's employer, the Committee in its absolute discretion may permit the optionee to exercise the option, to the extent that the holder was entitled to exercise it at the date of such termination of service, at any time within three (3) months after such termination, but not after ten (10) years from the date of the granting thereof (five (5) years in the case of an option granted to a 10% Owner). Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company or a subsidiary. The option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary thereof to terminate his or her employment at any time.

11.  Death or Disability.

     In the event of the death of an individual to whom an option has been granted under the Plan, while he or she is employed by the Company (or a subsidiary) or within three (3) months after termination of service (or one (1) year in the case of the termination of service of an option holder who is disabled as provided below) the option theretofore granted may be exercised, to the extent exercisable at the date of death, by a legatee or legatees under the option holder's last will, or by personal representatives or distributees, at any time within a period of one (1) year after death, but not after ten (10) years from the date of granting thereof (five (5) years in the case of an option granted to a 10% Owner), and only if and to the extent that the option was exercisable at the date of death. If the holder of this option terminates service on account of disability, the holder may exercise such option to the extent the holder was entitled to exercise it at the date of such termination at any time within one (1) year of the termination of employment but not after ten
(10) years from the date of the granting thereof (five (5) years in the case of an option granted to a 10% or more owner of the Company). For this purpose a person shall be deemed to be disabled if he or she is permanently and totally disabled within the meaning of Section 422(c)(6) of the Code, which, as of the date hereof, means that he or she is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of not less than 12 months. A person shall be considered disabled only if he or she furnishes such proof of disability as the Committee may require.

12.  Non-Transferability of Options.

     Each option granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws of descent and distribution and an option may be exercised, during the lifetime of the holder thereof, only by such holder.

13.  Successive Option Grants.

     Successive option grants may be made to any holder of options under this Plan.

14.  Investment Purpose.

     Each option under the Plan shall be granted only on the condition that all purchases of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with respect to options granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of Common Stock subject to the option, or upon the happening of any other contingency warranting the release of such condition.

15.  Adjustments Upon Changes in Capitalization or Corporate Acquisitions.

     Notwithstanding any other provisions of the Plan, the option agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding option, the option prices amounts in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, spin-offs, split-offs, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company or a subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

16.  Amendment and Termination.

     The Board may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board or Committee may not, without further approval by the holders of Common Stock, make any modifications which, by applicable law, require such approval. No termination or amendment of the Plan may, without the consent of the optionee to whom any option shall theretofore have been granted, adversely affect the rights of such optionee under such option. The Committee may, but need not, amend option agreements existing as of the effective date of the amendments to the Plan to incorporate the provisions thereof.

17.  Effectiveness of the Plan.

     The Plan, as amended, shall become effective as of the day it is adopted by the Board subject, however, to its further approval by the stockholders of the Company within one (1) year from the date of adoption by the Board. Options may be granted before such approval by stockholders but none may be exercised before the approval, and if such approval is not given, such grants shall be void.

18.  Time of Granting of Options.

     An option grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an award of an option to an eligible employee of the Company or one of its subsidiaries, provided that such option is evidenced by a written option agreement duly executed on behalf of the Company and on behalf of the optionee within a reasonable time after the date of the Committee action.

19.  Term of Plan.

     This Plan shall terminate ten (10) years after the date on which the amendments hereto are approved and adopted by the Board as set forth under Paragraph 17 and no option shall be granted hereunder after the expiration of such ten-year period. Options outstanding at the termination of the Plan shall continue in full force and effect and shall not be affected thereby.

PROXY


                                TALX CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints William W. Canfield and Richard F. Ford, or either of them, the true and lawful attorneys in fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of TALX CORPORATION (the "Company") to be held on Thursday, September 7, 2000, commencing at 2:00 p.m., St. Louis time, at the St. Louis Marriot West, 660 Maryville Centre Drive, St. Louis, Missouri, and at any postponement or adjournment of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company in the name of the undersigned on July 7, 2000 as specified below and in the discretion of any such person on such other business as may properly come before the meeting and any postponement or adjournment thereof.

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL SAID NOMINEES AS DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     Please sign as registered, date and return promptly in the enclosed envelope to: TALX Corporation, Midtown Station, P.O. Box 936, New York, NY 10138.

             (Continued and to be signed and dated on reverse side)


SEE REVERSE SIDE


                              FOLD AND DETACH HERE

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING:               PLEASE MARK
                             ---                              YOUR VOTES AS  [X]
                                                              INDICATED IN
1.   Election of Two Directors for terms expiring in 2003:    THIS EXAMPLE
     Nominees: Eugene M. Toombs and M. Stephen Yoakum

          FOR              WITHHOLD
     nominee listed       AUTHORITY
                        to vote for the   (Instruction: To withhold authority to
                        nominee listed    vote for any individual nominee,
          [ ]                 [ ]         strike a line through the nominee's
                                          name on the list above.)


2. Proposal to approve an amendment of the Company's Amended and Restated 1994 Stock Option Plan, including an increase in the number of authorized shares thereunder from 930,000 to 1,680,000.

     [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN


3. Proposal to approve an amendment of the Company's 1996 Employee Stock Purchase Plan, including an increase in the number of authorized shares thereunder from 200,000 to 500,000.

     [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN


4. Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditor of the Company for the 2001 fiscal year.

     [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN








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THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE 2000 ANNUAL REPORT TO
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